SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (date of earliest event reported)

                           JUNE 29, 1994

                        Halliburton Company
      (Exact name of registrant as specified in its charter)

State or other             Commission       IRS Employer
jurisdiction               File Number      Identification
of incorporation                            Number

Delaware                    1-3492           No. 73-0271280

                         3600 Lincoln Plaza
                       500 North Akard Street
                      Dallas, Texas 75201-3391
              (Address of principal executive offices)

                  Registrant's telephone  number,
                 including area code - 214/978-2600



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                INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On June 29, 1994, the registrant issued a press release entitled Halliburton to Invest $400 Million in Logging Business pertaining, among other things, to an announcement that over the next five years the registrant plans to invest more than $400 million to replace existing field well logging units with a recently developed integrated logging platform and roll out its new Logging While Drilling (LWD) system.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated June 29, 1994.

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                          SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HALLIBURTON COMPANY

Date:  July 6, 1994      By: (Susan S. Keith)
                              Susan S. Keith
                              Vice President
                        Secretary and Corporate Counsel


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                        EXHIBIT INDEX



Exhibit                                  Sequentially
Number              Description          Numbered Page

  20                Press Release of
                    June 29, 1994         5-6 of 6
                    Incorporated by
                    Reference

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